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                                                             Exhibit 99.906.Cert

                                                                     EXHIBIT (b)

                     CERTIFICATIONS PURSUANT TO SECTION 906

                         THE SARBANES-OXLEY ACT OF 2002

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Rydex ETF Trust (the Registrant), do hereby certify, to such officer's knowledge, that:

          (1) the Rydex ETF Trust on Form N-CSR of the Registrant for the semi-annual period ended April 30, 2005 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated:   June 28, 2005
      -----------------------


 /s/ Carl Verboncoeur
---------------------------------

Name:   Carl Verboncoeur

Title:  President


Dated: June 28, 2005
      -----------------------


 /s/ Nick Bonos
---------------------------------

Name:  Nick Bonos

Title: Treasurer


This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.